UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  06/13/2005

NYMEX Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  333-30332

DE	13-4098266
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

One North End Avenue, World Financial Center, New York , NY 10282-1101
(Address of Principal Executive Offices, Including Zip Code)

(212) 299-2000
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 8.01.    Other Events

On June 10, 2005, NYMEX Holdings, Inc. (the "Company") issued a press release in which it announced the signing of a joint venture with Dubai Holding to form the Dubai Mercantile Exchange ("DME"), the Middle East's first energy futures exchange. The press release, dated June 10, 2005, is filed as Exhibit 99.1 to this Current Report on Form 8-K.

On June 10, 2005, the Company also issued a corrective statement to the press, in which it clarified certain statements made at the joint press conference held on Friday, June 10, 2005, regarding the value of the parties' contributions to the joint venture. The corrective statement, dated June 10, 2005, is filed as Exhibit 99.2 to this Current Report on Form 8-K.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

NYMEX Holdings, Inc.

Date: June 13, 2005.	By:	/s/ Christopher K. Bowen
Christopher K. Bowen
General Counsel and Chief Administrative Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release
EX-99.2	Corrective Statement